THIS WARRANT AND THE SHARES OF COMMON STOCK OF GRILL CONCEPTS, INC. TO BE ISSUED UPON ANY EXERCISE OF THE WARRANT HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND
THIS WARRANT AND THE UNDERLYING SHARES OF COMMON STOCK MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED UNLESS REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.


                                  WARRANT NO. 1
                               to Purchase Shares
                                       of

                         Common Stock (.00001 par value)
                                       of
                              GRILL CONCEPTS, INC.
                                  July 11, 2000

     This certifies that, for value received, Stephen Ross and Rachel Ross, Co-Trustees of the Ross Family Trust Under Agreement Dated November 18, 1993 ("Holder"), is entitled to purchase, subject to the provisions of this Warrant, from Grill Concepts, Inc., a Delaware corporation (the "Issuer"), at any time or from time to time on or before four (4) years from the date hereof (the AExpiration Date@), twenty thousand (20,000) fully paid and nonassessable shares of common stock, $.00001 par value (the "Common Stock"), of the Issuer at an exercise price equal to $1.40625 per share, subject to adjustment pursuant to the terms hereunder (the "Exercise Price") (such shares of Common Stock and other securities issued and issuable upon exercise of this Warrant, the "Warrant Shares"). Concurrently herewith Holder is making a loan to Issuer in the principal amount of Two Hundred Thousand Dollars ($200,000.00) as reflected by the Promissory Note of even date (the ANote@). Notwithstanding the foregoing, in the event, on or before the expiration of forty five (45) days from the date hereof (the AInitial Forty Five Day Period@), the Note is paid in full, the number of Warrant Shares shall be reduced from twenty thousand (20,000) to ten thousand (10,000).

     Section 1. Exercise of Warrant.

          (a) Subject to the provisions hereof, this Warrant may be exercised, in whole or in part, but not as to a fractional share, at any time or from time to time on or after the date hereof and on or before the Expiration Date, by presentation and surrender hereof to the Issuer at the address which, in accordance with the provisions of Section 9 hereof, is then effective for notices to the Issuer, with the Election to Purchase Form annexed hereto as Schedule One, duly executed , for the account of the Issuer, of the Exercise Price for the number of Warrant Shares specified in such form. If this Warrant should be exercised in part only, the Issuer shall, upon surrender of this Warrant, execute and deliver a new Warrant evidencing the rights of the Holder hereof to purchase the balance of the Warrant Shares purchasable hereunder. The Issuer shall maintain at its principal place of business a register for the registration of this Warrant and registration of transfer of the Warrant. Notwithstanding the foregoing, Holder expressly agrees that during the Initial Forty Five Day Period, this Warrant may be exercised to a maximum of ten thousand (10,000) Warrant Shares.

          (b) The Exercise Price for the number of Warrant Shares specified in the Election to Purchase Form shall be payable in United States Dollars by
     (1) certified or official bank check payable to the order of the Issuer or by wire transfer of immediately available funds to an account specified by the Issuer for that purpose, (2) an election by the Holder to have the Issuer withhold shares of Common Stock issuable upon exercise (a ACashless Exercise@), (3) certificates representing shares of Common Stock theretofore owned by the Holder duly endorsed for transfer to the Issuer, or (4) any combination of the preceding, equal in value to the aggregate Exercise Price. For purposes hereof, a Cashless Exercise shall be effected by surrendering the Warrant, in part or in whole, for such number of Warrant Shares as is determined by dividing (i) the total Exercise Price payable in respect of the number of Warrant Shares being purchased upon such exercise by (ii) the excess of the Market Price per share of Common Stock as of the Exercise Date over the Exercise Price per share. Solely for purposes of this paragraph, Market Price shall be the average closing bid price of the Common Stock over the five (5) trading day period preceding the date on which the Election to Purchase is delivered to the Company. In the event there is no reported bid price for the Common Stock over the five
     (5) trading day period preceding the date on which the Election to Purchase is delivered to the Company, the Market Price shall be deemed to be the then fair value of the Common Stock as determined in good faith by the Board of Directors of the Company, whose determination shall be conclusive.

          (c) Certificates representing Warrant Shares shall bear the following restrictive legend:

          THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF EITHER AN EFFECTIVE REGISTRATION STATEMENT FOR THESE SHARES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN OPINION OF COUNSEL THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT.

     Section 2. Reservation of Shares; Preservation of Rights of Holder. The Issuer hereby agrees that there shall be reserved for issuance and/or delivery upon exercise of this Warrant, such number of Warrant Shares as shall be required for issuance or delivery upon exercise of this Warrant. The Warrant surrendered upon exercise shall be canceled by the Issuer. After the Expiration Date no shares of Common Stock shall be subject to reservation in respect of this Warrant. The Issuer further agrees (i) that it will not, by amendment of its Articles of Incorporation or through reorganization, consolidation, merger, dissolution or sale of assets, or by any other voluntary act, avoid or seek to avoid the observation or performance of any of the covenants, stipulations or conditions to be observed or performed hereunder by the Issuer, and (ii) promptly to take all action as may from time to time be required in order to permit the Holder to exercise this Warrant and the Issuer duly and effectively to issue shares of its Common Stock or other securities as provided herein upon the exercise hereof. Without limiting the generality of the foregoing, should the Warrant Shares at any time consist in whole or in part of shares of capital stock having a par value, the Issuer agrees that before taking any action which would cause an adjustment of the Exercise Price so that the same would be less than the then par value of such Warrant Shares, the Issuer shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Issuer may validly and legally issue fully paid and nonassessable shares of such Common Stock at the Exercise Price as so adjusted. The Issuer further agrees that it will not establish a par value for its Common Stock while this Warrant is outstanding in an amount greater than the Exercise Price.

     Section 3. Exchange, Transfer, Assignment or Loss of Warrant. This Warrant is not transferable or assignable except with the prior written consent of the Issuer.

     Upon receipt by the Issuer of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Issuer will execute and deliver a new Warrant of like tenor and date. Any such new Warrant executed and delivered shall constitute a separate contractual obligation on the part of the Issuer, whether or not the Warrant so lost, stolen destroyed or mutilated shall be at any time enforceable by anyone.

     Section 4. Rights of Holder. Neither a Holder nor his transferee by the laws of descent and distribution or otherwise shall be, or have any rights or privileges of, a shareholder of the Issuer with respect to any Warrant Shares, unless and until this Warrant has been exercised.

     Section 5. Adjustments in Exercise Price and Warrant Shares. The Exercise Price and Warrant Shares shall be subject to adjustment from time to time as provided in this Section 5.

          (a) If the Issuer is recapitalized through the subdivision or combination of its outstanding shares of Common Stock into a larger or smaller number of shares, the number of shares of Common Stock for which this Warrant may be exercised shall be increased or reduced, as of the record date for such recapitalization, in the same proportion as the increase or decrease in the outstanding shares of Common Stock, and the Exercise Price shall be adjusted so that the aggregate amount payable for the purchase of all Warrant Shares issuable hereunder immediately after the record date for such recapitalization shall equal the aggregate amount so payable immediately before such record date.

          (b) If the Issuer declares a dividend on Common Stock, or makes a distribution to holders of Common Stock, and such dividend or distribution is payable or made in Common Stock or securities convertible into or exchangeable for Common Stock, or rights to purchase Common Stock or securities convertible into or exchangeable for Common Stock, the number of shares of Common Stock for which this Warrant may be exercised shall be increased, as of the record date for determining which holders of Common Stock shall be entitled to receive such dividend or distribution, in proportion to the increase in the number of outstanding shares (and shares of Common Stock issuable upon conversion of all such securities convertible into Common Stock) of Common Stock as a result of such dividend or distribution, and the Exercise Price shall be adjusted so that the aggregate Exercise Price for the purchase of all the Warrant Shares issuable hereunder immediately after the record date for such dividend or distribution shall equal the aggregate Exercise Price so payable immediately before such record date.

          (c) If the Issuer declares a dividend on Common Stock (other than a dividend covered by subsection (b) above) or distributes to holders of its Common Stock, other than as part of its dissolution or liquidation or the winding up of its affairs, any shares of its capital stock, any evidence of indebtedness or any cash or other of its assets (other than for Common Stock), the Holder shall receive notice of such event as set forth in
     Section 7 below.

          (d) In case of any consolidation of the Issuer with, or merger of the Issuer into, any other corporation (other than a consolidation or merger in which the Issuer is the continuing corporation and in which no change occurs in its outstanding Common Stock), or in case of any sale or transfer of all or substantially all of the assets of the Issuer, or in the case of any statutory exchange of securities with another corporation (including any exchange effected in connection with a merger of a third corporation into the Issuer, except where the Issuer is the surviving entity and no change occurs in its outstanding Common Stock), the corporation formed by such consolidation or the corporation resulting from such merger or the corporation which shall have acquired such assets or securities of the Issuer, as the case may be, shall execute and deliver to the Holder simultaneously therewith a new Warrant, satisfactory in form and substance to the Holder, together with such other documents as the Holder may reasonably request, entitling the Holder thereof to receive upon exercise of such Warrant the kind and amount of shares of stock and other securities and property receivable upon such consolidation, merger, sale, transfer, or exchange of securities, or upon the dissolution following such sale or other transfer, by a holder of the number of shares of Common Stock purchasable upon exercise of this Warrant immediately prior to such consolidation, merger, sale, transfer, or exchange. Such new Warrant shall contain the same basic other terms and conditions as this Warrant and shall provide for adjustments which, for events subsequent to the effective date of such written instrument, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 5. The above provisions of this paragraph (d) shall similarly apply to successive consolidations, mergers, exchanges, sales or other transfers covered hereby.

          (e) If the Issuer shall, at any time before the expiration of this Warrant dissolve, liquidate or wind up its affairs other than as covered by
     Section 5(d), the Holder shall, upon exercise of this Warrant have the right to receive, in lieu of the shares of Common Stock of the Issuer that the Holder otherwise would have been entitled to receive, the same kind and amount of assets as would have been issued, distributed or paid to the Holder upon any such dissolution, liquidation or winding up with respect to such shares of Common Stock of the Issuer had the Holder been the holder of record of such shares of Common Stock receivable upon exercise of this Warrant on the date for determining those entitled to receive any such distribution. If any such dissolution, liquidation or winding up results in any cash distribution in excess of the aggregate Exercise Price provided by this Warrant for the shares of Common Stock receivable upon exercise of this Warrant, the Holder may, at the Holder's option, exercise this Warrant without making payment of the Exercise Price and, in such case, the Issuer shall, upon distribution to the Holder, consider the Exercise Price to have been paid in full and, in making settlement to the Holder, shall obtain receipt of the Exercise Price by deducting an amount equal to the Exercise Price for the shares of Common Stock receivable upon exercise of this Warrant from the amount payable to the Holder. For purposes of this paragraph, at Holder=s option, the sale of all or substantially all of the assets of the Issuer and distribution of the proceeds thereof to the Issuer's shareholders shall be deemed liquidation.

          (f) If an event occurs which is similar in nature to the events described in this Section 5, but is not expressly covered hereby, the Board of Directors of the Issuer shall make or arrange for an equitable adjustment to the number of Warrant Shares and the Exercise Price.

          (g) The term "Common Stock" shall mean the Common Stock, $.00001 par value, of the Issuer as the same exists at the date of issuance of this Warrant or as such stock may be constituted from time to time, except that for the purpose of this Section 5, the term "Common Stock" shall include any stock of any class of the Issuer which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Issuer and which is not subject to redemption by the Issuer.

          (h) The Issuer shall retain a firm of independent public accountants of recognized standing (who may be any such firm regularly employed by the Issuer) to make any computation required under this Section 5, and a certificate signed by such firm shall be conclusive evidence of the correctness of any computation made under this Section 5 absent manifest error.

          (i) Whenever the number of Warrant Shares or the Exercise Price shall be adjusted as required by the provisions of this Section 5, the Issuer forthwith shall file in the custody of its secretary or an assistant secretary, at its principal office, and furnish to each Holder hereof, a certificate prepared in accordance with paragraph (h) above, showing the adjusted number of Warrant Shares and the Exercise Price and setting forth in reasonable detail the circumstances requiring the adjustments.

          (j) Notwithstanding any other provision, this Warrant shall be binding upon and inure to the benefit of any successors and assigns of the Issuer.

          (k) No adjustment in the Exercise Price in accordance with the provisions of this Section 5 need be made if such adjustment would amount to a change in such Exercise Price of less than $.01 provided however, that the amount by which any adjustment is not made by reason of the provisions of this paragraph (k) shall be carried forward and taken into account at the time of any subsequent adjustment in the Exercise Price.

          (l) If an adjustment is made under this Section 5 and the event to which the adjustment relates does not occur, then any adjustments in accordance with this Section 5 shall be readjusted to the Exercise Price and the number of Warrant Shares which would be in effect had the earlier adjustment not been made.

     Section 6. Taxes on Issue or Transfer of Common Stock and Warrant. The Issuer shall pay any and all documentary stamp or similar issue or transfer taxes payable solely in respect of the issue or delivery of shares of Common Stock or other securities on the exercise of this Warrant. The Issuer shall not be required to pay any tax which may be payable in respect of any transfer of this Warrant or in respect of any transfers involved in the issue or delivery of shares or the exercise of this Warrant in a name other than that of the Holder and the person requesting such transfer, issue or delivery shall be responsible for the payment of any such tax (and the Issuer shall not be required to issue or deliver said shares until such tax has been paid or provided for).

     Section 7. Notice of Adjustment. So long as this Warrant shall be outstanding, (a) if the Issuer shall propose to pay any dividends or make any distribution upon the Common Stock, or (b) if the Issuer shall offer generally to the holder of Common Stock the right to subscribe to or purchase any shares of any class of Common Stock or securities convertible into Common Stock or any other similar rights, or (c) if there shall be any proposed capital reorganization of the Issuer in which the Issuer is not the surviving entity, recapitalization of the capital stock of the Issuer, consolidation or merger of the Issuer with or into another corporation, sale, lease or other transfer of all or substantially all of the property and assets of the Issuer, or voluntary or involuntary dissolution, liquidation or winding up of the Issuer, or (d) if the Issuer shall give to its stockholders any notices, report or other communication respecting any significant or special action or event, then in such event, the Issuer shall give to the Holder, at least twenty (20) days prior to the relevant date described below (or such shorter period as is reasonably possible if twenty (20) days is not reasonably possible due to no fault of the Issuer), a notice containing a description of the proposed action or event and stating the date or expected date on which a record of the Issuer's stockholders is to be taken for any of the foregoing purposes, and the date or expected date on which any such dividend, distribution, subscription, reclassification, reorganization, consolidation, combination, merger, conveyance, sale, lease or transfer, dissolution, liquidation or winding up is to take place and the date or expected date, if any is to be fixed, as of which the holders of Common Stock for securities or other property deliverable upon such event.

     Section 8. Registration Rights.

     (a) Piggyback Registration Rights. The Issuer covenants and agrees with any holder of the Warrants and Warrant Shares that if, at any time within the period commencing on the date hereof and ending on the date which is one year after the Expiration Date, it proposes to file a registration statement with respect to any class of equity or equity-related security (other than in connection with an offering to the Issuer's employees or in connection with an acquisition, merger or similar transaction) under the Securities Act in a primary registration on behalf of the Issuer and/or in a secondary registration on behalf of holders of such securities and the registration form to be used may be used for registration of the Warrant Shares, the Issuer will give prompt written notice (which, in the case of a registration statement, pursuant to the exercise of demand registration rights shall be within ten (10) business days after the Issuer's receipt of notice of such exercise and, in any event, shall be at least 30 days prior to such filing) to the holders of Warrants and Warrant Shares at the addresses appearing on the records of the Issuer of its intention to file a registration statement and will offer to include in such registration statement, subject to paragraphs i and ii of this Section 8(b) such number of Warrant Shares with respect to which the Issuer has received written requests for inclusion therein within twenty (20) days after the giving of notice by the Issuer. All registrations requested pursuant to this Section 8(b) are referred to herein as "Piggyback Registrations". All Piggyback Registrations pursuant to this Section 8 will be made solely at the Issuer's expense. This Section is not applicable to a registration statement filed by the Issuer on Forms S-4 or S-8 or any successor forms.

          i. Priority on Primary Registrations. If a Piggyback Registration includes an underwritten primary registration on behalf of the Issuer and the underwriter(s) for such offering determines in good faith and advises the Issuer in writing that in its/their opinion the number of Warrant Shares requested to be included in such registration exceeds the number that can be sold in such offering without materially adversely affecting the distribution of such securities by the Issuer, the Issuer will include in such registration (A) first, the securities that the Issuer proposes to sell and (B) second, the Warrant Shares requested to be included in such registration, apportioned pro rata among the holders of the Warrant Shares and holders of other securities requesting registration.

          ii. Priority on Secondary Registrations. If a Piggyback Registration consists only of an underwritten secondary registration on behalf of holders of securities of the Issuer, and the underwriter(s) for such offering advises the Issuer in writing that in its/their opinion the number of Warrant Shares requested to be included in such registration exceeds the number which can be sold in such offering without materially adversely affecting the distribution of such securities, the Issuer will include in such registration (A) first, the securities requested to be included therein by the holders requesting such registration, and (B) second, the Warrant Shares requested to be included in such registration and securities of holder of other securities requested to be included in such registration statement, pro rata among all such holders on the basis of the number of shares requested to be included by each such holder, provided, however, the Issuer will use its best efforts to include not less than 20% of the Warrant Shares.

     Notwithstanding the foregoing, if any such underwriter shall determine in good faith and advise the Issuer in writing that the distribution of the Warrant Shares requested to be included in the registration concurrently with the securities being registered by the Issuer would materially adversely affect the distribution of such securities by the Issuer, then the holders of such Warrant Shares shall delay their offering and sale for such period ending on the earliest of (1) 90 days following the effective date of the Issuer's registration statement, (2) the day upon which the underwriting syndicate, if any, for such offering shall have been disbanded or, (3) such date as the Issuer, managing underwriter and holders of Warrant Shares shall otherwise agree. In the event of such delay, the Issuer shall file such supplements, post-effective amendments and take any such other steps as may be necessary to permit such holders to make their proposed offering and sale for a period of 120 days immediately following the end of any such period of delay. If any party disapproves the terms of any such underwriting, it may elect to withdraw therefrom at any time prior to the effective date of such underwriting by written notice to the Issuer, the underwriter, and the holder. Notwithstanding the foregoing, the Issuer shall not be required to file a registration statement to include shares pursuant to this Section 8 if independent counsel, reasonably satisfactory to the Issuer and the Holder, renders an opinion to the Issuer and the Holder that all of the Warrant Shares proposed to be disposed of may be transferred pursuant to the provisions of Rule 144 under the Securities Act or otherwise without registration under the Securities Act. The Issuer hereby undertakes and covenants to take all steps reasonably necessary to facilitate the resale of Warrant Shares pursuant to Rule 144. Neither the failure of the Holder to exercise its Piggyback Registration Rights hereunder on any one or more occasions nor the Holder=s election to withdraw from an underwriting shall be deemed to waive or modify the Holder=s Piggyback Registration Rights hereunder in the future.

     (b) Actions to be taken by the Issuer. In connection with the registration of Warrant Shares hereunder, the Issuer agrees to (i) bear the expenses of any registration; provided, however, that in no event shall the Issuer be obligated to pay (A) any fees and disbursements of any special or other counsel for holders of Warrant Shares, (B) any underwriters' discount or commission in respect of such Warrant Shares, and (C) any stock transfer taxes attributable to the sale of the Warrant Shares; (ii) use its best efforts to register or qualify the Warrant Shares for offer or sale under state securities or Blue Sky laws of such jurisdictions in which such holders shall reasonably request, provided, however, that no qualification shall be required in any jurisdiction where, as a result thereof, the Issuer would be subject to service of general process or to taxation as a foreign corporation doing business in such jurisdiction to which it is not then subject; (iii) enter into a cross-indemnity agreement, in customary form, with each underwriter, if any, and each holder of securities included in such registration statement; and (iv) prepare and file with the SEC a registration statement with respect to such Warrant Shares and use commercially reasonable efforts to cause such registration statement to become effective as soon thereafter as possible, and promptly notify Holder in writing,
(a) when such registration statement becomes effective, (b) when any post-effective amendment to such registration statement becomes effective, and
(c) of any  request  by  the  SEC  for  any  amendment  or  supplement  to  such registration statement or any final prospectus relating thereto or for additional information; (v) prepare and file with the SEC such amendments and supplements to such registration statement and the final prospectus used in connection therewith as may be necessary to keep such registration statement effective for at least 120 days or until the Holder has completed the distribution described in the registration statement relating thereto, whichever occurs first, and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by Holders set forth in such registration statement; (vi) furnish to Holder such number of copies of such registration statement and of each such amendment and supplement thereto, as well as such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and summary prospectus), in conformity with the requirements of the Securities Act, and such other documents as Holder may reasonably request in order to facilitate the sale or distribution of the Warrant Shares by Holder; and (vii) promptly notify Holder, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of Issuer becoming aware that the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and, at the request of Holder, promptly prepare and furnish to Holder a reasonable number of copies of an amended or supplemental prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Warrant Shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

     (c) Action to be Taken by the Holders.  The Issuer's obligations under this
Section 8 shall be conditioned upon a timely receipt by the Issuer in writing of: (i) information as to the terms of such public offering furnished by or on behalf of each holder of Warrant Shares intending to make a public offering of his, her or its Warrant Shares, and (ii) such other information as the Issuer may reasonably require from such holders, or any underwriter for any of them, for inclusion in such registration statement.

     (d) Exclusive Rights. The Holder shall have no registration rights except as expressly set forth herein.

     Section 9. Notices. All communications hereunder shall be in writing, and, if sent to the Holder shall be sufficient in all respects if delivered, sent by registered mail, or by facsimile and confirmed to the Holder at:

                  Ross Family Trust Under Agreement Dated November 18, 1993 Stephen Ross, Co-Trustee
                  Rachel Ross, Co-Trustee
                  5036 Veloz Street
                  Tarzana, CA  91356
or if to any other Holder, addressed to such Holder at such address as it shall have specified to the Issuer in writing, or, if sent to the Issuer, shall be delivered, sent by registered mail or by facsimile and confirmed to the Issuer at:

                  Grill Concepts, Inc.
                  11661 San Vicente Blvd.
                  Suite 404
                  Los Angeles, CA  90019
                  Attention:  Robert Spivak, President
                  Telephone:  (310) 820-5559
                  Facsimile:  (310) 820-6530

     Section 10. Governing Law. This Warrant shall be governed by, and interpreted in accordance with, the laws of the State of California.

         Dated:  July 11, 2000

                                                    GRILL CONCEPTS, INC.

                                                    By:
                                                    Name:
                                                    Title:

                                                                   Schedule One


                              ELECTION TO PURCHASE

     The undersigned hereby irrevocably elects to exercise this Warrant and to purchase shares of Grill Concepts, Inc. Common Stock issuable upon the exercise of this Warrant, and requests that certificates for such shares be issued in the name of:


                                     (Name)



                                    (Address)



                (United States Social Security or other taxpayer
                       identifying number, if applicable)

and, if different from above, be delivered to:



                                     (Name)



                                    (Address)

and, if the number of Warrant Shares so purchased are not all of the Warrant Shares issuable upon exercise of this Warrant, that a Warrant to purchase the balance of such Warrant Shares be registered in the name of, and delivered to, the undersigned at the address stated below.

Date:                     , 2000

Name of Registered Owner:





Address:





Signature: